

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH MARCH 31, 2024

PLUMAS BANCORP

Forward Looking Statements Disclaimer



The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the impact of a slowing U.S. economy on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities or geopolitical events; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial business benefits associated with any such activities; the regulatory and financial impacts associated with exceeding $1 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level of our nonperforming assets and chargeoffs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of real estate, both residential and commercial; the effectiveness of the Company's asset management activities in improving, resolving or liquidating lower-quality assets; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and nontraditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; breaches in data security, including as a result of work from home arrangements; failure to safeguard personal information; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices; the transition away from the London Interbank Offered Rate; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index





Carson Valley

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 15

Year Established: 1980

PLUMAS BANCORP


Tulelake
Fort Bidwell
Sheldon National Antelope Refuge
Fort Dick
Crescent City
Hornbrook
Yreka
Montague
Davis Creek
Klamath
Klamath National Forest
Alturas
Cedarville
Redwood National and State Parks
Etna
Weed
Mt Shasta
Eagleville
Likely
Dunsmuir
Six Rivers National Forest
Shasta-Trinity National Forest
Bieber
Black Rock Desert - High Rock Canyon Emigrant...
Trinidad
McArthur
Willow Creek
Burney
Arcata
Eureka
Weaverville
Shasta Lake
Gerlach
Fortuna
Trinity Nat'l Forest
Redding
Lassen National Forest
Empire
Shingletown
Anderson
Susanville
Pyramid Lake Paiute Reservation
Weott
Mineral
Cottonwood
Chester
Janesville
Red Bluff
Herlong
Garberville
Whitethorn
Los Molinos
Pyramid Lake
Corning
Plumas National Forest
Leggett
Covelo
Orland
Chico
Paradise
Laytonville
Spanish Springs
Fernley
Mendocino National Forest
Reno
Willows
Oroville
Fort Bragg
Willits
Silver Springs
Tahoe National Forest
Mendocino
Truckee
Albion
Grass Valley
Ukiah
Yuba City
Tahoe City
Carson City
Lakeport
Clearlake
Yerington
Lincoln Auburn
Roseville
Eldorado National Forest
Folsom
Sacramento

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 22

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 17

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 15

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 10

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 6

PLUMAS BANCORP

Business Model

- Branch network of 15 full-service branches and 2 lending offices.
- Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.
- Enhanced lending platform for increased efficiency and rapid decisioning.
- Lending services include:
    - Business - term real estate, commercial, industrial term
    - Agricultural
    - Government-guaranteed
    - Retail - consumer, home equity



OREGON
KLAMATH FALLS
CALIFORNIA
ALTURAS
FALL RIVER MILLS
REDDING
SUSANVILLE
CHESTER
GREENVILLE
QUINCY
PORTOLA
CHICO
RENO
TRUCKEE
KINGS BEACH
TAHOE CITY
CARSON CITY
YUBA CITY
AUBURN
NEVADA
ELKO
5
80
80



Milky Way above Bonsai Rock

The Big Picture



Frazier Creek

- Increase of 13% in 2023
- Net Interest Income increased by $11.3 million
- 2023 Net Interest Margin of 4.71% driven by higher rates, strategic investments, and low cost of funds.



Net Income & Net Interest Margin
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Thousands
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.75%
4.02%
3.63%
3.82%
4.71%
$15,512
$14,475
$21,009
$26,444
$29,776
2019
2020
2021
2022
2023

PLUMAS BANCORP



North Shore Lake Tahoe

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate production in high-rate environment.
- SBA production in 2023 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP


Non-Interest Income
in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2019
2020
2021
2022
2023
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
$2,349
$3,279
$1,008
$852
$1,228
$2,464
$3,401
$2,696
$893
$1,596
$2,789
$3,419
$234
$900
$1,707 *
$1,673
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Int Rate Swap Term*
Other Income

*One-time gain in 1Q23 on interest rate swap termination.

PLUMAS BANCORP

Sale Leaseback Transaction

9 Branches	3 Admin
Closed 02/14/24 Valuation: $25.7 million	Expected close 09/16/24 Valuation: $7.9 million
Annual rent expense of $2.4 million (pretax)	Annual rent expense of $0.7 million (pretax)

15-year leases with one 15-year renewal option. Annual increases of 2%.

Transaction gain of $19.9 million offset by loss on sale of $115 million in investment securities.


PLUMAS BANK

Portola Branch



Credit Admin



Chester Branch

Securities Investments

- Investment portfolio totaling $447 thousand is entirely available-for-sale.
- Investment portfolio restructure:
  - Securities totaling $115 million sold in 1Q24 with weighted average TE yield of 2.24%, resulting in $19.8 million loss.
  - Offset branch sale leaseback gain totaling $19.9 million.
  - Securities totaling $120 million purchased in 4Q23 and 1Q24 with weighted average TE yield of 5.25%.
  - Reduced asset sensitivity.
  - Average duration decreased to 5.09.
  - Average portfolio yield increased to 3.99%.


Investment Portfolio
Treasuries 2%
Munis 20%
US Gvmt agencies 27%
US Gvmt-sponsored agencies 51%

Balances as of Mar. 31, 2024



Lassen National Park

Deposits and Loans

Deposit Trends and Current Composition

- All core, no brokered deposits



Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$747
$974
$1,439
$1,458
$1,334
$1,300
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Mar. 31, 2024

- Average interest-bearing deposit rate was 0.75% for the three months ended March 31, 2024.



Time 7%
Money Market 17%
Non-Interest Bearing 51%
Savings 25%

Balances as of Mar. 31, 2024

Deposit Detail


Consumer vs Business Accounts
Balances as of Mar. 31, 2024
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
72%
28%
51%
49%
39%
61%
51%
49%
Savings
Money Market
DDA
Total
Business
Consumer


Rate by Product
Rates for three months ended March 31, 2024
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.22%
0.71%
2.77%
0.75%
Savings
Money Market
Time*
Total

* In mid-2023, $46 million in new 7- and 11-month Time deposits generated at 4%. Majority expected to renew at the same terms.

Liquidity

- No deposit concentrations. Average deposit balance was approximately $32 thousand at 03/31/24.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $614 million are more than sufficient to cover uninsured, uncollateralized deposits.



Deposits
in millions
Uninsured but Collateralized, $94
Uninsured, $306
Insured, $900

Balances as of Mar. 31, 2024

Borrowings

- Outstanding BTFP borrowings:
  - $105 million
  - Rate of 4.85%
  - Prepayable with no penalties
  - Due January 17, 2025
- Outstanding correspondent bank borrowings:
  - $15 million
  - Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
  - Prepayable with no penalties
  - Due January 25, 2035
- Available borrowings:
  - $237 million from FHLB
  - $70 million from correspondent banks


Outstanding Borrowings
Correspondent Banks
13%
BTFP
87%

Balances as of Mar. 31, 2024

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 6.09% for the three months ended March 31, 2024.


Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$618
$709
$839
$912
$959
$976
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Mar. 31, 2024

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.


Home Equity Lines 4%
RE/Residential 1%
RE/Construction 7%
Commercial 8%
Indirect Auto* 9%
CRE/Multi Family 10%
Agricultural 13%
CRE/Owner 20%
CRE/Investor 28%

Balances as of Mar. 31, 2024

Diversification of Commercial Real Estate Loans by Property Type


120,000,000.00
100,000,000.00
80,000,000.00
60,000,000.00
40,000,000.00
20,000,000.00
-
Multi Family*
Retail
Mixed Commercial Real Estate
Investor Owned Office
Hospitality
Mini Storage Facilities
Industrial
Mixed Commercial & Residential
Gas Stations
Residential
Other Special Purpose
Senior Care Facility
Owner Occupied Office
Restaurants
Medical Buildings
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2024

*MFR includes no rent control

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



OREGON
IDAHO
UTAH
ARIZONA
CALIFORNIA
HUMBOLDT
ELKO
WASHOE
PERSHING
CHURCHILL
LANDER
EUREKA
WHITE PINE
LYON
MINERAL
NYE
ESMERALDA
LINCOLN
CLARK
CALIFORNIA

CRE DISTRIBUTION BY REGION*

29% - NV - Western (pale green)

20% - CA - Greater Sacramento (yellow)

15% - CA - Northern Sacramento Valley (light green)

12% - CA - Northern (dark green)

6% - CA - San Joaquin Valley (chartreuse green)

5% - CA - Central Coast (orange)

4% - CA - Bay Area (pink)

3% - CA - Southern (blue)

3% - CA - Central Sierra (tan) & Southern Border (magenta)

1% - OR

2% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2024

Agricultural Loans

- Agricultural lending balances represented 12.6% of total loans as of 03/31/24.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice
- Walnut pricing fell in 2022, resulting in about $16 million in substandard loans with sufficient collateralization, 79% of which remains on accrual. The $16 million represents about 70% of classified assets.


Ag Lending Balances
Ag Equipment
5%
Ag Operating
25%
Ag Real Estate
70%

Balances as of Mar. 31, 2024

Classified Assets

OREO: $357 thousand

- SFR 53-acre ranch

Non-Accrual: $5.6 million

- 63% walnuts w/commodity pricing declines but sufficient collateralization
- 15% loans under $100 thousand (excluding SBA, HELOC, Ag), comprised of more than 90% indirect auto
- 11% Home Equity Lines of Credit
- 8% SBA 7(a) loans, unguaranteed portions
- 3% residential

Substandard Accrual: $16.5 million

- 76% walnuts w/commodity pricing declines but sufficient collateralization
- 9% CRE (two properties located in Chico and Auburn, CA)
- 9% commercial
- 5% other ag
- 1% SBA 7(a) loans, unguaranteed portions


OREO
2%
Non-Accrual
25%
Substandard Accrual
73%

Balances as of Mar. 31, 2024



Sunset on Lake Tahoe

Financial Recap

PLUMAS BANCORP

First Quarter 2024 Financial Highlights



Lake Tahoe

Dollars in thousands (Except per share)	03/31/2024	03/31/2023	Change	% Change
Net Income	$ 6,254	$ 7,626	$ (1,372)	(18.0%)
Income Before Tax	$ 8,379	$ 10,325	$ (1,946)	(18.8%)
Net Interest Income	$ 17,457	$ 17,149	$ 308	1.8%
Net Interest Margin	4.62%	4.64%	(0.02%)	(0.4%)
ROAA	1.55%	1.93%	(0.38%)	(19.7%)
ROAE	16.4%	25.0%	(8.6%)	(34.4%)
Diluted EPS	$ 1.05	$ 1.28	$ (0.23)	(18.0%)

2023 Financial Highlights



Whitehawk Ranch

Dollars in thousands (Except per share)	12/31/2023	12/31/2022	Change	% Change
Assets	$ 1,610,416	$ 1,621,044	$ (10,628)	(0.7%)
Deposits	$ 1,333,655	$ 1,457,809	$ (124,154)	(8.5%)
Loans	$ 958,564	$ 911,949	$ 46,615	5.11%
Loans held for sale	$ 0	$ 2,301	$ (2,301)	(100%)
Net Income	$ 29,776	$ 26,444	$ 3,332	12.6%
Income Before Tax	$ 40,211	$ 35,669	$ 4,542	12.7%
Net Interest Income	$ 69,794	$ 58,509	$ 11,285	19.3%
Net Interest Margin	4.71%	3.82%	0.89%	23.3%
ROAA	1.88%	1.61%	0.27%	16.8%
ROAE	23.4%	21.9%	1.5%	6.8%
Book Value per Share	$ 25.09	$ 20.34	$ 4.75	23.4%
Diluted EPS	$ 5.02	$ 4.47	$ 0.55	12.3%

2023 Financial Highlights – Five Year



Cave Rock Beach, Lake Tahoe

Dollars in thousands (Except per share)	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19	%
Assets	$ 1,610,416	$ 1,621,044	$1,614,074	$1,111,576	$ 865,191	86%
Deposits	$ 1,333,655	$ 1,457,809	$1,438,999	$ 973,974	$ 747,324	78%
Loans	$ 958,564	$ 911,949	$ 838,587	$ 709,246	$ 617,561	55%
Loans held for sale	$ 0	$ 2,301	$ 31,277	$ 693	$ 2,123	(100%)
Nonperforming assets/total assets	0.33%	0.07%	0.33%	0.27%	0.33%	0%
Net Income	$ 29,776	$ 26,444	$ 21,009	$ 14,475	$ 15,512	92%
Net Interest Margin	4.71%	3.82%	3.63%	4.02%	4.75%	(0.8%)
Efficiency ratio	46.6%	46.9%	46.8%	50.6%	49.9%	(6.6%)
ROAA	1.88%	1.61%	1.52%	1.43%	1.82%	3.3%
ROAE	23.4%	21.9%	17.8%	15.5%	20.2%	15.8%
Book Value per Share	$ 25.09	$ 20.34	$ 23.05	$ 19.33	$ 16.36	53%
Diluted EPS	$ 5.02	$ 4.47	$ 3.76	$ 2.77	$ 2.97	69%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy

PLUMAS BANCORP



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
April '23
Opened Chico Branch
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office



Lake Tahoe

Challenges

- Growth opportunities
- Leadership succession

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Buck in Modoc County, CA

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

❖ Bankers Cup – Recognizing the top 10% of Community Banks

3rd Best Performing Community Bank in the Nation 2022
4th Best Performing Community Bank in the Nation 2021
3rd Best Performing Community Bank in the Nation 2020
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017

(publicly traded with assets between $500 million and $10 billion)

By Raymond James & Associates

❖ Annual Bank Honor Roll 2022-2023

(publicly traded with assets greater than $500 million)

By Keefe, Bruyette & Woods, Inc.

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2023

(community banks with assets between $1 billion and $5 billion)

By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2023

By The Findley Reports

❖ Bison Select Financial Institution 2018 – 2022

(publicly traded banks without formal sell-side coverage)

By D.A. Davidson

❖ Sm-All Stars Class of 2019 – 2020 & 2022

(publicly traded on a major exchange with market cap below $2.5 billion)

By Piper Sandler (previously Sandler O'Neill + Partners)

❖ Top 100 Community Banks 2019 & 2022
Top 2% of all Community Banks 2018

(with assets under $3 billion)

By S&P Global Market Intelligence